UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	20-4080330
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

No.29, Third Main Avenue, Shigao Town, Renshou County, Meishan, Sichuan, China	620500
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 028-37390666

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

As of October 27, 2021, Wetouch Technology Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Talos Victory Fund, LLC (the “Lender”). The transactions contemplated by the Securities Purchase Agreement pursuant to which the Company issued to the Lender a convertible promissory note in the principal amount of $250,000 (the “Note”) and a three-year warrant (the “Warrant”) to purchase an aggregate of 200,000 shares of the Company’s common stock (the “Warrant Shares”) and agreed to register the shares of common stock underlying the Note and the Warrant Shares (the “Common Stock”) were previously disclosed on Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2021.

On April 27, 2022, the Company entered into an amendment to the Note (“Amendment to Promissory Note”) issued to the Lender and, on May 3, 2022, an amendment to the Registration Rights Agreement by and between the Company and the Lender dated as of October 27, 2021 (“Amendment to Registration Rights Agreement”), extending the number of days the Company shall have in order to cause the registration statement covering the resale of the Common Stock to become effective. For each 30-day extension, the Company agreed to repay the Lender $25,000 of the principal amount of the Note, without prepayment penalty. As of the date hereof, the Company has repaid $25,000 to the Lender.

The foregoing description of the Amendment to Promissory Note and Amendment to Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Promissory Note and the Amendment to Registration Rights Agreement, copies of which are attached hereto as Exhibit 4.1 and Exhibit 10.1 and are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference in this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Current Report:

Exhibit No.	Description
4.1	Amendment to Promissory Note.
10.1	Amendment to Registration Rights Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: May 3, 2022	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive Officer (Principal Executive Officer)